SUCCESS BANCSHARES, INC.

                            STOCK OPTION AGREEMENT
                              (NON-TRANSFERABLE)

     Success Bancshares, Inc., a Delaware corporation (the "Company"), hereby grants to Charles Freund (the "Optionee") an option to purchase a total of 3,000 shares of Common Stock (the "Shares") of the Company, at the price set forth herein, and in all respects subject to the terms and provisions of the Company's 1999 Stock Option Plan (the "Plan") applicable to stock options which terms and provisions are hereby incorporated by reference herein. Unless otherwise defined or the context herein otherwise requires, the capitalized terms used herein shall have the same meanings ascribed to them in the Plan.

     1    DATE OF GRANT; TERM OF OPTION. This Option is granted as of August
25, 1999, and it may not be exercised later than August 25, 2009.

     2. OPTION EXERCISE PRICE. The Option exercise price is $10.75 per Share, which price is not less than the Fair Market Value (as defined in the Plan) thereof on the date this Option was granted.

     3. EXERCISE OF OPTION. This Option shall be exercisable during its term only in accordance with the terms and provisions of the Plan and this Option as follows:

          (a) RIGHT TO EXERCISE. The total number of Shares subject to this Option is 3,000. Subject to the foregoing and the limitations contained herein and in the Plan, this Option shall vest and be exercisable in full on August 25, 2000; provided, however, that, upon any Corporate Transaction (as defined in the Plan), this Option shall become immediately exercisable as to all shares remaining subject to this Option and all restrictions on vesting shall terminate.

          (b) METHOD OF EXERCISE. This Option shall be exercisable by written notice which shall state the election to exercise this Option, the number of Shares in respect to which this Option is being exercised and such other representations and agreements as to the Optionee's investment intent with respect to such Shares as may be required by the Company hereunder or pursuant to the provisions of the Plan. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company or such other person as may be designated by the Company. The written notice shall be accompanied by payment of the exercise price. The exercise price may be paid: (i) in cash; (ii) by check; (iii) tendering (either actually or, if and so long as the Common Stock is registered under Section 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), by attestation) Common Stock already owned by the Optionee for at least six months (or any shorter period necessary to avoid a charge to the Company's earnings for financial reporting purposes) having a Fair Market Value on the day prior to the exercise date equal to the aggregate Option exercise price or by transferring shares of Common Stock having a Fair Market Value on the day prior to the exercise date equal to the aggregate Option exercise price to the Company's transfer agent for delivery to the Company provided that the written notice of exercise is accompanied by a written acknowledgment by the Optionee that the Optionee has instructed his broker dealer to transfer such shares and such transfer is confirmed by a letter from a broker dealer acknowledging that the Optionee has directed such broker dealer to transfer such shares; or (iv) if and so long as the Common Stock is registered under



Section 12(b) or 12(g) of the Exchange Act, delivery of a properly executed exercise notice, together with irrevocable instructions, to (A) a brokerage firm designated by the Company to deliver promptly to the Company the aggregate amount of sale or loan proceeds to pay the Option exercise price and any withholding tax obligations that may arise in connection with the exercise and
(B) the Company to deliver the certificates for such purchased shares directly to such brokerage firm, all in accordance with the regulations of the Federal Reserve Board. In addition, the exercise price for shares purchased under this Option may be paid, either singly or in combination with one or more of the alternative forms of payment authorized by this Section 3(b), by such other consideration as the Board may permit. Upon receipt of payment, the Company shall deliver to Optionee or the person exercising this Option for Optionee, an appropriate certificate or certificates for fully paid nonassessable Shares. For purposes of clause (iii), should any Optionee fail to have the number of shares required to pay the exercise price delivered to the Company's transfer agent within 90 days, this Option, with respect to the number of shares stated in the written notice, will terminate and be deemed to be forfeited by the Optionee. The certificate or certificates for the Shares as to which the Option shall be exercised shall be registered in the name of the Optionee and shall be legended as set forth in the Plan and/or as required under applicable law. This Option may not be exercised for a fraction of a share.

          (c) RESTRICTIONS ON EXERCISE. This Option may not be exercised if the issuance of the Shares upon such exercise would constitute a violation of any applicable federal or state securities laws or other laws or regulations. As a condition to the exercise of this Option, the Company may require the Optionee to make such representations and warranties to the Company as may be required by any applicable law or regulation.

          (d) NO SHAREHOLDER RIGHTS BEFORE EXERCISE AND ISSUANCE. No rights as a shareholder shall exist with respect to the Shares subject to the Option as a result of the grant of the Option. Such rights shall exist only after issuance of a stock certificate following the exercise of the Option as provided in this Agreement and the Plan.

          (e) TERMINATION OF EMPLOYMENT. In the event that the Optionee ceases to be a non-employee Director of the Company or its Subsidiary (as defined in the Plan), the exercisability of the Option is subject to the provisions of Section 7.6 of the Plan.

     4. INVESTMENT REPRESENTATIONS. In connection with the acquisition of this Option, the Optionee represents and warrants as follows:

          (a) The Optionee is acquiring this Option, and upon exercise of this Option, he will be acquiring the Shares, for investment for his own account, not as a nominee or agent, and not with a view to, or for resale in connection with, any distribution thereof.

          (b) The Optionee has a preexisting business or personal relationship with the Company or one of its directors, officers or controlling persons and by reason of his business or financial experience, has, and could be reasonably assumed to have, the capacity to evaluate the merits and risks of purchasing Common Stock of the Company and to make an informed investment decision with respect thereto and to protect Optionee's interests in connection with the acquisition of this Option and the Shares.



     5. WITHHOLDING. The Company reserves the right to withhold, in accordance with any applicable laws, from any compensation or other consideration payable to the Optionee, any taxes required to be withheld by federal, state or local law as a result of the grant or exercise of this Option or the sale or other disposition of the Shares issued upon exercise of this Option; and, if such compensation or consideration is insufficient, the Company may require Optionee to pay to the Company an amount sufficient to cover such withholding tax liability.

     6. NONTRANSFERABILITY OF OPTION. This Option may not be assigned, pledged or transferred by the Optionee other than by will or by the applicable laws of descent and distribution, and, during the Optionee's lifetime, this Option may be exercised only by the Optionee or a permitted assignee or transferee of the Optionee (as provided below). Notwithstanding the foregoing, and to the extent permitted by Section 422 of the Internal Revenue Code of 1986, as amended, the Board, in its sole discretion, may permit such assignment, transfer and exercisability and may permit the Optionee to designate a beneficiary who may exercise this Option after the Optionee's death; provided, however, that in such event this Option if so assigned or transferred shall be subject to all the same terms and conditions contained in this Stock Option Agreement.

     7.   CONTINUATION OF EMPLOYMENT.  Neither the Plan nor this Option shall
(a) confer upon the Optionee any right whatsoever to continue to serve as a non-employee Director of the Company or any Subsidiary or (b) limit or restrict in any respect the rights of the Company, which rights are hereby expressly reserved, to terminate the Optionee's service as a non-employee Director and any compensation being paid to Optionee at any time for any reason whatsoever, with or without cause, in the Company's sole discretion and with or without notice.

     8. THE PLAN. This Option is subject to, and the Company and the Optionee agree to be bound by, all the terms and conditions of the Company's Plan as such Plan may be amended from time to time in accordance with the terms thereof, provided that no such amendment shall deprive the Optionee, without his consent, of this Option or any rights hereunder. Pursuant to the Plan, the Board is authorized to adopt rules and regulations not inconsistent with the Plan as it shall deem appropriate and proper. A copy of the Plan in its present form is available for inspection at the Company's principal office during business hours by the Optionee or the persons entitled to exercise this Option.

     9. ENTIRE AGREEMENT. The terms of this Agreement and the Plan constitute the entire agreement between the Company and the Optionee with respect to the subject matter hereof and supersede any and all previous agreements between the Company and the Optionee.

                                SUCCESS BANCSHARES, INC., a Delaware
                                corporation

Dated as of:  August 25, 1999   By: /s/ Wilbur G. Meinen
                                ------------------------------------
                                Name:  Wilbur G. Meinen
                                Title:  President and Chief Executive Officer



The Optionee hereby acknowledges receipt of a copy of the Plan, a copy of which is attached hereto, and represents that he has read and is familiar with the terms and provisions thereof and of this Agreement, and hereby accepts this Option subject to all of the terms and provisions thereof and of this Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under the Plan.

Dated as of: August 25, 1999       /s/ Charles Freund
                                   ------------------------------
                                   Signature of Optionee

                                   30 Plymouth Ct.
                                   -------------------------------
                                   Address

                                   Lincolnshire, IL  60069
                                   -------------------------------
                                   City State     Zip Code


     THIS OPTION AND THE SECURITIES WHICH MAY BE PURCHASED UPON EXECUTION OF THIS OPTION ARE SUBJECT TO THE RESTRICTIONS ON TRANSFERABILITY SET FORTH IN RULE 144 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, TO THE EXTENT THAT THEY ARE HELD BY AFFILIATES OF THE COMPANY.



                           SUCCESS BANCSHARES, INC.

                            STOCK OPTION AGREEMENT
                              (NON-TRANSFERABLE)


     Success Bancshares, Inc., a Delaware corporation (the "Company"), hereby grants to Avrom Goldfeder (the "Optionee") an option to purchase a total of 3,000 shares of Common Stock (the "Shares") of the Company, at the price set forth herein, and in all respects subject to the terms and provisions of the Company's 1999 Stock Option Plan (the "Plan") applicable to stock options which terms and provisions are hereby incorporated by reference herein. Unless otherwise defined or the context herein otherwise requires, the capitalized terms used herein shall have the same meanings ascribed to them in the Plan.

     1    DATE OF GRANT; TERM OF OPTION. This Option is granted as of August
25, 1999, and it may not be exercised later than August 25, 2009.

     2. OPTION EXERCISE PRICE. The Option exercise price is $10.75 per Share, which price is not less than the Fair Market Value (as defined in the Plan) thereof on the date this Option was granted.

     3. EXERCISE OF OPTION. This Option shall be exercisable during its term only in accordance with the terms and provisions of the Plan and this Option as follows:

          (a) RIGHT TO EXERCISE. The total number of Shares subject to this Option is 3,000. Subject to the foregoing and the limitations contained herein and in the Plan, this Option shall vest and be exercisable in full on August 25, 2000; provided, however, that, upon any Corporate Transaction (as defined in the Plan), this Option shall become immediately exercisable as to all shares remaining subject to this Option and all restrictions on vesting shall terminate.

          (b) METHOD OF EXERCISE. This Option shall be exercisable by written notice which shall state the election to exercise this Option, the number of Shares in respect to which this Option is being exercised and such other representations and agreements as to the Optionee's investment intent with respect to such Shares as may be required by the Company hereunder or pursuant to the provisions of the Plan. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company or such other person as may be designated by the Company. The written notice shall be accompanied by payment of the exercise price. The exercise price may be paid: (i) in cash; (ii) by check; (iii) tendering (either actually or, if and so long as the Common Stock is registered under Section 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), by attestation) Common Stock already owned by the Optionee for at least six months (or any shorter period necessary to avoid a charge to the Company's earnings for financial reporting purposes) having a Fair Market Value on the day prior to the exercise date equal to the aggregate Option exercise price or by transferring shares of Common Stock having a Fair Market Value on the day prior to the exercise date equal to the aggregate Option exercise price to the Company's transfer agent for delivery to the Company provided that the written notice of exercise is accompanied by a written acknowledgment by the Optionee that the Optionee has instructed his broker dealer to transfer such shares and such transfer is confirmed by a letter from a broker dealer acknowledging that the Optionee has directed such broker dealer to transfer such shares; or (iv) if and so long as the Common Stock is registered under
Section 12(b) or 12(g) of the Exchange Act, delivery of a properly executed exercise notice, together with irrevocable instructions, to (A) a brokerage firm designated by the Company to deliver promptly to the Company the aggregate amount of sale or loan proceeds to pay the Option exercise price and any withholding tax obligations that may arise in connection with the exercise and
(B) the Company to deliver the certificates for such purchased shares directly to such brokerage firm, all in accordance with the regulations of the Federal Reserve Board. In addition, the exercise price for shares purchased under this Option may be paid, either singly or in combination with one or more of the alternative forms of payment authorized by this Section 3(b), by such other consideration as the Board may permit. Upon receipt of payment, the Company shall deliver to Optionee or the person exercising this Option for Optionee, an appropriate certificate or certificates for fully paid nonassessable Shares. For purposes of clause (iii), should any Optionee fail to have the number of shares required to pay the exercise price delivered to the Company's transfer agent within 90 days, this Option, with respect to the number of shares stated in the written notice, will terminate and be deemed to be forfeited by the Optionee. The certificate or certificates for the Shares as to which the Option shall be exercised shall be registered in the name of the Optionee and shall be legended as set forth in the Plan and/or as required under applicable law. This Option may not be exercised for a fraction of a share.

          (c) RESTRICTIONS ON EXERCISE. This Option may not be exercised if the issuance of the Shares upon such exercise would constitute a violation of any applicable federal or state securities laws or other laws or regulations. As a condition to the exercise of this Option, the Company may require the Optionee to make such representations and warranties to the Company as may be required by any applicable law or regulation.

          (d) NO SHAREHOLDER RIGHTS BEFORE EXERCISE AND ISSUANCE. No rights as a shareholder shall exist with respect to the Shares subject to the Option as a result of the grant of the Option. Such rights shall exist only after issuance of a stock certificate following the exercise of the Option as provided in this Agreement and the Plan.

          (e) TERMINATION OF EMPLOYMENT. In the event that the Optionee ceases to be a non-employee Director of the Company or its Subsidiary (as defined in the Plan), the exercisability of the Option is subject to the provisions of Section 7.6 of the Plan.

     4. INVESTMENT REPRESENTATIONS. In connection with the acquisition of this Option, the Optionee represents and warrants as follows:

          (a) The Optionee is acquiring this Option, and upon exercise of this Option, he will be acquiring the Shares, for investment for his own account, not as a nominee or agent, and not with a view to, or for resale in connection with, any distribution thereof.

          (b) The Optionee has a preexisting business or personal relationship with the Company or one of its directors, officers or controlling persons and by reason of his business or financial experience, has, and could be reasonably assumed to have, the capacity to evaluate the merits and risks of purchasing Common Stock of the Company and to make an informed investment decision with respect thereto and to protect Optionee's interests in connection with the acquisition of this Option and the Shares.



     5. WITHHOLDING. The Company reserves the right to withhold, in accordance with any applicable laws, from any compensation or other consideration payable to the Optionee, any taxes required to be withheld by federal, state or local law as a result of the grant or exercise of this Option or the sale or other disposition of the Shares issued upon exercise of this Option; and, if such compensation or consideration is insufficient, the Company may require Optionee to pay to the Company an amount sufficient to cover such withholding tax liability.

     6. NONTRANSFERABILITY OF OPTION. This Option may not be assigned, pledged or transferred by the Optionee other than by will or by the applicable laws of descent and distribution, and, during the Optionee's lifetime, this Option may be exercised only by the Optionee or a permitted assignee or transferee of the Optionee (as provided below). Notwithstanding the foregoing, and to the extent permitted by Section 422 of the Internal Revenue Code of 1986, as amended, the Board, in its sole discretion, may permit such assignment, transfer and exercisability and may permit the Optionee to designate a beneficiary who may exercise this Option after the Optionee's death; provided, however, that in such event this Option if so assigned or transferred shall be subject to all the same terms and conditions contained in this Stock Option Agreement.

     7.   CONTINUATION OF EMPLOYMENT.  Neither the Plan nor this Option shall
(a) confer upon the Optionee any right whatsoever to continue to serve as a non-employee Director of the Company or any Subsidiary or (b) limit or restrict in any respect the rights of the Company, which rights are hereby expressly reserved, to terminate the Optionee's service as a non-employee Director and any compensation being paid to Optionee at any time for any reason whatsoever, with or without cause, in the Company's sole discretion and with or without notice.

     8. THE PLAN. This Option is subject to, and the Company and the Optionee agree to be bound by, all the terms and conditions of the Company's Plan as such Plan may be amended from time to time in accordance with the terms thereof, provided that no such amendment shall deprive the Optionee, without his consent, of this Option or any rights hereunder. Pursuant to the Plan, the Board is authorized to adopt rules and regulations not inconsistent with the Plan as it shall deem appropriate and proper. A copy of the Plan in its present form is available for inspection at the Company's principal office during business hours by the Optionee or the persons entitled to exercise this Option.

     9. ENTIRE AGREEMENT. The terms of this Agreement and the Plan constitute the entire agreement between the Company and the Optionee with respect to the subject matter hereof and supersede any and all previous agreements between the Company and the Optionee.


                                SUCCESS BANCSHARES, INC., a Delaware
                                corporation

Dated as of:  August 25, 1999   By:  /s/ Wilbur G. Meinen
                                   ----------------------------------
                                Name:  Wilbur G. Meinen
                                Title:  President and Chief Executive Officer



The Optionee hereby acknowledges receipt of a copy of the Plan, a copy of which is attached hereto, and represents that he has read and is familiar with the terms and provisions thereof and of this Agreement, and hereby accepts this Option subject to all of the terms and provisions thereof and of this Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under the Plan.

Dated as of: August 25, 1999
                                   /s/ Avrom Goldfeder
                                   ------------------------
                                   Signature of Optionee

                                   6030 N. Bernard
                                   ------------------------
                                   Address

                                   Chicago   IL      60659
                                   ------------------------
                                   City State     Zip Code


     THIS OPTION AND THE SECURITIES WHICH MAY BE PURCHASED UPON EXECUTION OF THIS OPTION ARE SUBJECT TO THE RESTRICTIONS ON TRANSFERABILITY SET FORTH IN RULE 144 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, TO THE EXTENT THAT THEY ARE HELD BY AFFILIATES OF THE COMPANY.



                           SUCCESS BANCSHARES, INC.

                            STOCK OPTION AGREEMENT
                              (NON-TRANSFERABLE)

     Success Bancshares, Inc., a Delaware corporation (the "Company"), hereby grants to Sherwin Koopmans (the "Optionee") an option to purchase a total of 3,000 shares of Common Stock (the "Shares") of the Company, at the price set forth herein, and in all respects subject to the terms and provisions of the Company's 1999 Stock Option Plan (the "Plan") applicable to stock options which terms and provisions are hereby incorporated by reference herein. Unless otherwise defined or the context herein otherwise requires, the capitalized terms used herein shall have the same meanings ascribed to them in the Plan.

     1    DATE OF GRANT; TERM OF OPTION. This Option is granted as of August
25, 1999, and it may not be exercised later than August 25, 2009.

     2. OPTION EXERCISE PRICE. The Option exercise price is $10.75 per Share, which price is not less than the Fair Market Value (as defined in the Plan) thereof on the date this Option was granted.

     3. EXERCISE OF OPTION. This Option shall be exercisable during its term only in accordance with the terms and provisions of the Plan and this Option as follows:

          (a) RIGHT TO EXERCISE. The total number of Shares subject to this Option is 3,000. Subject to the foregoing and the limitations contained herein and in the Plan, this Option shall vest and be exercisable in full on August 25, 2000; provided, however, that, upon any Corporate Transaction (as defined in the Plan), this Option shall become immediately exercisable as to all shares remaining subject to this Option and all restrictions on vesting shall terminate.

          (b) METHOD OF EXERCISE. This Option shall be exercisable by written notice which shall state the election to exercise this Option, the number of Shares in respect to which this Option is being exercised and such other representations and agreements as to the Optionee's investment intent with respect to such Shares as may be required by the Company hereunder or pursuant to the provisions of the Plan. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company or such other person as may be designated by the Company. The written notice shall be accompanied by payment of the exercise price. The exercise price may be paid: (i) in cash; (ii) by check; (iii) tendering (either actually or, if and so long as the Common Stock is registered under Section 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), by attestation) Common Stock already owned by the Optionee for at least six months (or any shorter period necessary to avoid a charge to the Company's earnings for financial reporting purposes) having a Fair Market Value on the day prior to the exercise date equal to the aggregate Option exercise price or by transferring shares of Common Stock having a Fair Market Value on the day prior to the exercise date equal to the aggregate Option exercise price to the Company's transfer agent for delivery to the Company provided that the written notice of exercise is accompanied by a written acknowledgment by the Optionee that the Optionee has instructed his broker dealer to transfer such shares and such transfer is confirmed by a letter from a broker dealer acknowledging that the Optionee has directed such broker dealer to transfer such shares; or (iv) if and so long as the Common Stock is registered under



Section 12(b) or 12(g) of the Exchange Act, delivery of a properly executed exercise notice, together with irrevocable instructions, to (A) a brokerage firm designated by the Company to deliver promptly to the Company the aggregate amount of sale or loan proceeds to pay the Option exercise price and any withholding tax obligations that may arise in connection with the exercise and
(B) the Company to deliver the certificates for such purchased shares directly to such brokerage firm, all in accordance with the regulations of the Federal Reserve Board. In addition, the exercise price for shares purchased under this Option may be paid, either singly or in combination with one or more of the alternative forms of payment authorized by this Section 3(b), by such other consideration as the Board may permit. Upon receipt of payment, the Company shall deliver to Optionee or the person exercising this Option for Optionee, an appropriate certificate or certificates for fully paid nonassessable Shares. For purposes of clause (iii), should any Optionee fail to have the number of shares required to pay the exercise price delivered to the Company's transfer agent within 90 days, this Option, with respect to the number of shares stated in the written notice, will terminate and be deemed to be forfeited by the Optionee. The certificate or certificates for the Shares as to which the Option shall be exercised shall be registered in the name of the Optionee and shall be legended as set forth in the Plan and/or as required under applicable law. This Option may not be exercised for a fraction of a share.

          (c) RESTRICTIONS ON EXERCISE. This Option may not be exercised if the issuance of the Shares upon such exercise would constitute a violation of any applicable federal or state securities laws or other laws or regulations. As a condition to the exercise of this Option, the Company may require the Optionee to make such representations and warranties to the Company as may be required by any applicable law or regulation.

          (d) NO SHAREHOLDER RIGHTS BEFORE EXERCISE AND ISSUANCE. No rights as a shareholder shall exist with respect to the Shares subject to the Option as a result of the grant of the Option. Such rights shall exist only after issuance of a stock certificate following the exercise of the Option as provided in this Agreement and the Plan.

          (e) TERMINATION OF EMPLOYMENT. In the event that the Optionee ceases to be a non-employee Director of the Company or its Subsidiary (as defined in the Plan), the exercisability of the Option is subject to the provisions of Section 7.6 of the Plan.

     4. INVESTMENT REPRESENTATIONS. In connection with the acquisition of this Option, the Optionee represents and warrants as follows:

          (a) The Optionee is acquiring this Option, and upon exercise of this Option, he will be acquiring the Shares, for investment for his own account, not as a nominee or agent, and not with a view to, or for resale in connection with, any distribution thereof.

          (b) The Optionee has a preexisting business or personal relationship with the Company or one of its directors, officers or controlling persons and by reason of his business or financial experience, has, and could be reasonably assumed to have, the capacity to evaluate the merits and risks of purchasing Common Stock of the Company and to make an informed investment decision with respect thereto and to protect Optionee's interests in connection with the acquisition of this Option and the Shares.



     5. WITHHOLDING. The Company reserves the right to withhold, in accordance with any applicable laws, from any compensation or other consideration payable to the Optionee, any taxes required to be withheld by federal, state or local law as a result of the grant or exercise of this Option or the sale or other disposition of the Shares issued upon exercise of this Option; and, if such compensation or consideration is insufficient, the Company may require Optionee to pay to the Company an amount sufficient to cover such withholding tax liability.

     6. NONTRANSFERABILITY OF OPTION. This Option may not be assigned, pledged or transferred by the Optionee other than by will or by the applicable laws of descent and distribution, and, during the Optionee's lifetime, this Option may be exercised only by the Optionee or a permitted assignee or transferee of the Optionee (as provided below). Notwithstanding the foregoing, and to the extent permitted by Section 422 of the Internal Revenue Code of 1986, as amended, the Board, in its sole discretion, may permit such assignment, transfer and exercisability and may permit the Optionee to designate a beneficiary who may exercise this Option after the Optionee's death; provided, however, that in such event this Option if so assigned or transferred shall be subject to all the same terms and conditions contained in this Stock Option Agreement.

     7.   CONTINUATION OF EMPLOYMENT.  Neither the Plan nor this Option shall
(a) confer upon the Optionee any right whatsoever to continue to serve as a non-employee Director of the Company or any Subsidiary or (b) limit or restrict in any respect the rights of the Company, which rights are hereby expressly reserved, to terminate the Optionee's service as a non-employee Director and any compensation being paid to Optionee at any time for any reason whatsoever, with or without cause, in the Company's sole discretion and with or without notice.

     8. THE PLAN. This Option is subject to, and the Company and the Optionee agree to be bound by, all the terms and conditions of the Company's Plan as such Plan may be amended from time to time in accordance with the terms thereof, provided that no such amendment shall deprive the Optionee, without his consent, of this Option or any rights hereunder. Pursuant to the Plan, the Board is authorized to adopt rules and regulations not inconsistent with the Plan as it shall deem appropriate and proper. A copy of the Plan in its present form is available for inspection at the Company's principal office during business hours by the Optionee or the persons entitled to exercise this Option.

     9. ENTIRE AGREEMENT. The terms of this Agreement and the Plan constitute the entire agreement between the Company and the Optionee with respect to the subject matter hereof and supersede any and all previous agreements between the Company and the Optionee.

                                SUCCESS BANCSHARES, INC., a Delaware
                                corporation

Dated as of:  August 25, 1999   By:  /s/ Wilbur G. Meinen
                                   --------------------------------
                                Name:  Wilbur G. Meinen
                                Title:  President and Chief Executive Officer



The Optionee hereby acknowledges receipt of a copy of the Plan, a copy of which is attached hereto, and represents that he has read and is familiar with the terms and provisions thereof and of this Agreement, and hereby accepts this Option subject to all of the terms and provisions thereof and of this Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under the Plan.

Dated as of: August 25, 1999       /s/ Sherwin R. Koopmans
                                   ------------------------------
                                   Signature of Optionee

                                   N9053 Koopmans Drive
                                   -------------------------------
                                   Address

                                   Cambria  WI     53923
                                   -------------------------------
                                   City State     Zip Code



 THIS OPTION AND THE SECURITIES WHICH MAY BE PURCHASED UPON EXECUTION OF THIS OPTION ARE SUBJECT TO THE RESTRICTIONS ON TRANSFERABILITY SET FORTH IN RULE 144 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, TO THE EXTENT THAT THEY ARE HELD BY AFFILIATES OF THE COMPANY.



                           SUCCESS BANCSHARES, INC.

                            STOCK OPTION AGREEMENT
                              (NON-TRANSFERABLE)

     Success Bancshares, Inc., a Delaware corporation (the "Company"), hereby grants to George M. Ohlhausen (the "Optionee") an option to purchase a total of 3,000 shares of Common Stock (the "Shares") of the Company, at the price set forth herein, and in all respects subject to the terms and provisions of the Company's 1999 Stock Option Plan (the "Plan") applicable to stock options which terms and provisions are hereby incorporated by reference herein. Unless otherwise defined or the context herein otherwise requires, the capitalized terms used herein shall have the same meanings ascribed to them in the Plan.

     1    DATE OF GRANT; TERM OF OPTION. This Option is granted as of August
25, 1999, and it may not be exercised later than August 25, 2009.

     2. OPTION EXERCISE PRICE. The Option exercise price is $10.75 per Share, which price is not less than the Fair Market Value (as defined in the Plan) thereof on the date this Option was granted.

     3. EXERCISE OF OPTION. This Option shall be exercisable during its term only in accordance with the terms and provisions of the Plan and this Option as follows:

          (a) RIGHT TO EXERCISE. The total number of Shares subject to this Option is 3,000. Subject to the foregoing and the limitations contained herein and in the Plan, this Option shall vest and be exercisable in full on August 25, 2000; provided, however, that, upon any Corporate Transaction (as defined in the Plan), this Option shall become immediately exercisable as to all shares remaining subject to this Option and all restrictions on vesting shall terminate.

          (b) METHOD OF EXERCISE. This Option shall be exercisable by written notice which shall state the election to exercise this Option, the number of Shares in respect to which this Option is being exercised and such other representations and agreements as to the Optionee's investment intent with respect to such Shares as may be required by the Company hereunder or pursuant to the provisions of the Plan. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company or such other person as may be designated by the Company. The written notice shall be accompanied by payment of the exercise price. The exercise price may be paid: (i) in cash; (ii) by check; (iii) tendering (either actually or, if and so long as the Common Stock is registered under Section 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), by attestation) Common Stock already owned by the Optionee for at least six months (or any shorter period necessary to avoid a charge to the Company's earnings for financial reporting purposes) having a Fair Market Value on the day prior to the exercise date equal to the aggregate Option exercise price or by transferring shares of Common Stock having a Fair Market Value on the day prior to the exercise date equal to the aggregate Option exercise price to the Company's transfer agent for delivery to the Company provided that the written notice of exercise is accompanied by a written acknowledgment by the Optionee that the Optionee has instructed his broker dealer to transfer such shares and such transfer is confirmed by a letter from a broker dealer acknowledging that the Optionee has directed such broker dealer to transfer such shares; or (iv) if and so long as the Common Stock is registered under



Section 12(b) or 12(g) of the Exchange Act, delivery of a properly executed exercise notice, together with irrevocable instructions, to (A) a brokerage firm designated by the Company to deliver promptly to the Company the aggregate amount of sale or loan proceeds to pay the Option exercise price and any withholding tax obligations that may arise in connection with the exercise and
(B) the Company to deliver the certificates for such purchased shares directly to such brokerage firm, all in accordance with the regulations of the Federal Reserve Board. In addition, the exercise price for shares purchased under this Option may be paid, either singly or in combination with one or more of the alternative forms of payment authorized by this Section 3(b), by such other consideration as the Board may permit. Upon receipt of payment, the Company shall deliver to Optionee or the person exercising this Option for Optionee, an appropriate certificate or certificates for fully paid nonassessable Shares. For purposes of clause (iii), should any Optionee fail to have the number of shares required to pay the exercise price delivered to the Company's transfer agent within 90 days, this Option, with respect to the number of shares stated in the written notice, will terminate and be deemed to be forfeited by the Optionee. The certificate or certificates for the Shares as to which the Option shall be exercised shall be registered in the name of the Optionee and shall be legended as set forth in the Plan and/or as required under applicable law. This Option may not be exercised for a fraction of a share.

          (c) RESTRICTIONS ON EXERCISE. This Option may not be exercised if the issuance of the Shares upon such exercise would constitute a violation of any applicable federal or state securities laws or other laws or regulations. As a condition to the exercise of this Option, the Company may require the Optionee to make such representations and warranties to the Company as may be required by any applicable law or regulation.

          (d) NO SHAREHOLDER RIGHTS BEFORE EXERCISE AND ISSUANCE. No rights as a shareholder shall exist with respect to the Shares subject to the Option as a result of the grant of the Option. Such rights shall exist only after issuance of a stock certificate following the exercise of the Option as provided in this Agreement and the Plan.

          (e) TERMINATION OF EMPLOYMENT. In the event that the Optionee ceases to be a non-employee Director of the Company or its Subsidiary (as defined in the Plan), the exercisability of the Option is subject to the provisions of Section 7.6 of the Plan.

     4. INVESTMENT REPRESENTATIONS. In connection with the acquisition of this Option, the Optionee represents and warrants as follows:

          (a) The Optionee is acquiring this Option, and upon exercise of this Option, he will be acquiring the Shares, for investment for his own account, not as a nominee or agent, and not with a view to, or for resale in connection with, any distribution thereof.

          (b) The Optionee has a preexisting business or personal relationship with the Company or one of its directors, officers or controlling persons and by reason of his business or financial experience, has, and could be reasonably assumed to have, the capacity to evaluate the merits and risks of purchasing Common Stock of the Company and to make an informed investment decision with respect thereto and to protect Optionee's interests in connection with the acquisition of this Option and the Shares.



     5. WITHHOLDING. The Company reserves the right to withhold, in accordance with any applicable laws, from any compensation or other consideration payable to the Optionee, any taxes required to be withheld by federal, state or local law as a result of the grant or exercise of this Option or the sale or other disposition of the Shares issued upon exercise of this Option; and, if such compensation or consideration is insufficient, the Company may require Optionee to pay to the Company an amount sufficient to cover such withholding tax liability.

     6. NONTRANSFERABILITY OF OPTION. This Option may not be assigned, pledged or transferred by the Optionee other than by will or by the applicable laws of descent and distribution, and, during the Optionee's lifetime, this Option may be exercised only by the Optionee or a permitted assignee or transferee of the Optionee (as provided below). Notwithstanding the foregoing, and to the extent permitted by Section 422 of the Internal Revenue Code of 1986, as amended, the Board, in its sole discretion, may permit such assignment, transfer and exercisability and may permit the Optionee to designate a beneficiary who may exercise this Option after the Optionee's death; provided, however, that in such event this Option if so assigned or transferred shall be subject to all the same terms and conditions contained in this Stock Option Agreement.

     7.   CONTINUATION OF EMPLOYMENT.  Neither the Plan nor this Option shall
(a) confer upon the Optionee any right whatsoever to continue to serve as a non-employee Director of the Company or any Subsidiary or (b) limit or restrict in any respect the rights of the Company, which rights are hereby expressly reserved, to terminate the Optionee's service as a non-employee Director and any compensation being paid to Optionee at any time for any reason whatsoever, with or without cause, in the Company's sole discretion and with or without notice.

     8. THE PLAN. This Option is subject to, and the Company and the Optionee agree to be bound by, all the terms and conditions of the Company's Plan as such Plan may be amended from time to time in accordance with the terms thereof, provided that no such amendment shall deprive the Optionee, without his consent, of this Option or any rights hereunder. Pursuant to the Plan, the Board is authorized to adopt rules and regulations not inconsistent with the Plan as it shall deem appropriate and proper. A copy of the Plan in its present form is available for inspection at the Company's principal office during business hours by the Optionee or the persons entitled to exercise this Option.

     9. ENTIRE AGREEMENT. The terms of this Agreement and the Plan constitute the entire agreement between the Company and the Optionee with respect to the subject matter hereof and supersede any and all previous agreements between the Company and the Optionee.

                                SUCCESS BANCSHARES, INC., a Delaware
                                corporation

Dated as of:  August 25, 1999   By:  /s/ Wilbur G. Meinen
                                   --------------------------------
                                Name:  Wilbur G. Meinen
                                Title:  President and Chief Executive Officer



The Optionee hereby acknowledges receipt of a copy of the Plan, a copy of which is attached hereto, and represents that he has read and is familiar with the terms and provisions thereof and of this Agreement, and hereby accepts this Option subject to all of the terms and provisions thereof and of this Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under the Plan.

Dated as of: August 25, 1999
                              /s/ George M. Ohlhausen
                              -------------------------
                              Signature of Optionee


                              9801 Gross Point Rd.
                              --------------------------
                              Address

                              Skokie   IL   60076
                              --------------------------
                              City State     Zip Code


     THIS OPTION AND THE SECURITIES WHICH MAY BE PURCHASED UPON EXECUTION OF THIS OPTION ARE SUBJECT TO THE RESTRICTIONS ON TRANSFERABILITY SET FORTH IN RULE 144 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, TO THE EXTENT THAT THEY ARE HELD BY AFFILIATES OF THE COMPANY.



                           SUCCESS BANCSHARES, INC.

                            STOCK OPTION AGREEMENT
                              (NON-TRANSFERABLE)

     Success Bancshares, Inc., a Delaware corporation (the "Company"), hereby grants to Glen Wherfel (the "Optionee") an option to purchase a total of 3,000 shares of Common Stock (the "Shares") of the Company, at the price set forth herein, and in all respects subject to the terms and provisions of the Company's 1999 Stock Option Plan (the "Plan") applicable to stock options which terms and provisions are hereby incorporated by reference herein. Unless otherwise defined or the context herein otherwise requires, the capitalized terms used herein shall have the same meanings ascribed to them in the Plan.

     1    DATE OF GRANT; TERM OF OPTION. This Option is granted as of August
25, 1999, and it may not be exercised later than August 25, 2009.

     2. OPTION EXERCISE PRICE. The Option exercise price is $10.75 per Share, which price is not less than the Fair Market Value (as defined in the Plan) thereof on the date this Option was granted.

     3. EXERCISE OF OPTION. This Option shall be exercisable during its term only in accordance with the terms and provisions of the Plan and this Option as follows:

          (a) RIGHT TO EXERCISE. The total number of Shares subject to this Option is 3,000. Subject to the foregoing and the limitations contained herein and in the Plan, this Option shall vest and be exercisable in full on August 25, 2000; provided, however, that, upon any Corporate Transaction (as defined in the Plan), this Option shall become immediately exercisable as to all shares remaining subject to this Option and all restrictions on vesting shall terminate.

          (b) METHOD OF EXERCISE. This Option shall be exercisable by written notice which shall state the election to exercise this Option, the number of Shares in respect to which this Option is being exercised and such other representations and agreements as to the Optionee's investment intent with respect to such Shares as may be required by the Company hereunder or pursuant to the provisions of the Plan. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company or such other person as may be designated by the Company. The written notice shall be accompanied by payment of the exercise price. The exercise price may be paid: (i) in cash; (ii) by check; (iii) tendering (either actually or, if and so long as the Common Stock is registered under Section 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), by attestation) Common Stock already owned by the Optionee for at least six months (or any shorter period necessary to avoid a charge to the Company's earnings for financial reporting purposes) having a Fair Market Value on the day prior to the exercise date equal to the aggregate Option exercise price or by transferring shares of Common Stock having a Fair Market Value on the day prior to the exercise date equal to the aggregate Option exercise price to the Company's transfer agent for delivery to the Company provided that the written notice of exercise is accompanied by a written acknowledgment by the Optionee that the Optionee has instructed his broker dealer to transfer such shares and such transfer is confirmed by a letter from a broker dealer acknowledging that the Optionee has directed such broker dealer to transfer such shares; or (iv) if and so long as the Common Stock is registered under



Section 12(b) or 12(g) of the Exchange Act, delivery of a properly executed exercise notice, together with irrevocable instructions, to (A) a brokerage firm designated by the Company to deliver promptly to the Company the aggregate amount of sale or loan proceeds to pay the Option exercise price and any withholding tax obligations that may arise in connection with the exercise and
(B) the Company to deliver the certificates for such purchased shares directly to such brokerage firm, all in accordance with the regulations of the Federal Reserve Board. In addition, the exercise price for shares purchased under this Option may be paid, either singly or in combination with one or more of the alternative forms of payment authorized by this Section 3(b), by such other consideration as the Board may permit. Upon receipt of payment, the Company shall deliver to Optionee or the person exercising this Option for Optionee, an appropriate certificate or certificates for fully paid nonassessable Shares. For purposes of clause (iii), should any Optionee fail to have the number of shares required to pay the exercise price delivered to the Company's transfer agent within 90 days, this Option, with respect to the number of shares stated in the written notice, will terminate and be deemed to be forfeited by the Optionee. The certificate or certificates for the Shares as to which the Option shall be exercised shall be registered in the name of the Optionee and shall be legended as set forth in the Plan and/or as required under applicable law. This Option may not be exercised for a fraction of a share.

          (c) RESTRICTIONS ON EXERCISE. This Option may not be exercised if the issuance of the Shares upon such exercise would constitute a violation of any applicable federal or state securities laws or other laws or regulations. As a condition to the exercise of this Option, the Company may require the Optionee to make such representations and warranties to the Company as may be required by any applicable law or regulation.

          (d) NO SHAREHOLDER RIGHTS BEFORE EXERCISE AND ISSUANCE. No rights as a shareholder shall exist with respect to the Shares subject to the Option as a result of the grant of the Option. Such rights shall exist only after issuance of a stock certificate following the exercise of the Option as provided in this Agreement and the Plan.

          (e) TERMINATION OF EMPLOYMENT. In the event that the Optionee ceases to be a non-employee Director of the Company or its Subsidiary (as defined in the Plan), the exercisability of the Option is subject to the provisions of Section 7.6 of the Plan.

     4. INVESTMENT REPRESENTATIONS. In connection with the acquisition of this Option, the Optionee represents and warrants as follows:

          (a) The Optionee is acquiring this Option, and upon exercise of this Option, he will be acquiring the Shares, for investment for his own account, not as a nominee or agent, and not with a view to, or for resale in connection with, any distribution thereof.

          (b) The Optionee has a preexisting business or personal relationship with the Company or one of its directors, officers or controlling persons and by reason of his business or financial experience, has, and could be reasonably assumed to have, the capacity to evaluate the merits and risks of purchasing Common Stock of the Company and to make an informed investment decision with respect thereto and to protect Optionee's interests in connection with the acquisition of this Option and the Shares.



     5. WITHHOLDING. The Company reserves the right to withhold, in accordance with any applicable laws, from any compensation or other consideration payable to the Optionee, any taxes required to be withheld by federal, state or local law as a result of the grant or exercise of this Option or the sale or other disposition of the Shares issued upon exercise of this Option; and, if such compensation or consideration is insufficient, the Company may require Optionee to pay to the Company an amount sufficient to cover such withholding tax liability.

     6. NONTRANSFERABILITY OF OPTION. This Option may not be assigned, pledged or transferred by the Optionee other than by will or by the applicable laws of descent and distribution, and, during the Optionee's lifetime, this Option may be exercised only by the Optionee or a permitted assignee or transferee of the Optionee (as provided below). Notwithstanding the foregoing, and to the extent permitted by Section 422 of the Internal Revenue Code of 1986, as amended, the Board, in its sole discretion, may permit such assignment, transfer and exercisability and may permit the Optionee to designate a beneficiary who may exercise this Option after the Optionee's death; provided, however, that in such event this Option if so assigned or transferred shall be subject to all the same terms and conditions contained in this Stock Option Agreement.

     7.   CONTINUATION OF EMPLOYMENT.  Neither the Plan nor this Option shall
(a) confer upon the Optionee any right whatsoever to continue to serve as a non-employee Director of the Company or any Subsidiary or (b) limit or restrict in any respect the rights of the Company, which rights are hereby expressly reserved, to terminate the Optionee's service as a non-employee Director and any compensation being paid to Optionee at any time for any reason whatsoever, with or without cause, in the Company's sole discretion and with or without notice.

     8. THE PLAN. This Option is subject to, and the Company and the Optionee agree to be bound by, all the terms and conditions of the Company's Plan as such Plan may be amended from time to time in accordance with the terms thereof, provided that no such amendment shall deprive the Optionee, without his consent, of this Option or any rights hereunder. Pursuant to the Plan, the Board is authorized to adopt rules and regulations not inconsistent with the Plan as it shall deem appropriate and proper. A copy of the Plan in its present form is available for inspection at the Company's principal office during business hours by the Optionee or the persons entitled to exercise this Option.

     9. ENTIRE AGREEMENT. The terms of this Agreement and the Plan constitute the entire agreement between the Company and the Optionee with respect to the subject matter hereof and supersede any and all previous agreements between the Company and the Optionee.

                                SUCCESS BANCSHARES, INC., a Delaware
                                corporation

Dated as of:  August 25, 1999
                                By: /s/ Wilbur G. Meinen
                                -------------------------------------------
                                Name:  Wilbur G. Meinen
                                Title:  President and Chief Executive Officer



The Optionee hereby acknowledges receipt of a copy of the Plan, a copy of which is attached hereto, and represents that he has read and is familiar with the terms and provisions thereof and of this Agreement, and hereby accepts this Option subject to all of the terms and provisions thereof and of this Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under the Plan.

Dated as of: August 25, 1999
                                   /s/ Glen R. Wherfel
                                   ------------------------
                                   Signature of Optionee

                                   6631 Nokomis
                                   ------------------------
                                   Address

                                   Lincolnwood IL    60712
                                   ------------------------
                                   City State     Zip Code

 THIS OPTION AND THE SECURITIES WHICH MAY BE PURCHASED UPON EXECUTION OF THIS OPTION ARE SUBJECT TO THE RESTRICTIONS ON TRANSFERABILITY SET FORTH IN RULE 144 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, TO THE EXTENT THAT THEY ARE HELD BY AFFILIATES OF THE COMPANY.



                           SUCCESS BANCSHARES, INC.

                            STOCK OPTION AGREEMENT
                              (NON-TRANSFERABLE)


     Success Bancshares, Inc., a Delaware corporation (the "Company"), hereby grants to Norman Rich (the "Optionee") an option to purchase a total of 3,000 shares of Common Stock (the "Shares") of the Company, at the price set forth herein, and in all respects subject to the terms and provisions of the Company's 1999 Stock Option Plan (the "Plan") applicable to stock options which terms and provisions are hereby incorporated by reference herein. Unless otherwise defined or the context herein otherwise requires, the capitalized terms used herein shall have the same meanings ascribed to them in the Plan.

     1    DATE OF GRANT; TERM OF OPTION. This Option is granted as of August
25, 1999, and it may not be exercised later than August 25, 2009.

     2. OPTION EXERCISE PRICE. The Option exercise price is $10.75 per Share, which price is not less than the Fair Market Value (as defined in the Plan) thereof on the date this Option was granted.

     3. EXERCISE OF OPTION. This Option shall be exercisable during its term only in accordance with the terms and provisions of the Plan and this Option as follows:

          (a) RIGHT TO EXERCISE. The total number of Shares subject to this Option is 3,000. Subject to the foregoing and the limitations contained herein and in the Plan, this Option shall vest and be exercisable in full on August 25, 2000; provided, however, that, upon any Corporate Transaction (as defined in the Plan), this Option shall become immediately exercisable as to all shares remaining subject to this Option and all restrictions on vesting shall terminate.

          (b) METHOD OF EXERCISE. This Option shall be exercisable by written notice which shall state the election to exercise this Option, the number of Shares in respect to which this Option is being exercised and such other representations and agreements as to the Optionee's investment intent with respect to such Shares as may be required by the Company hereunder or pursuant to the provisions of the Plan. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company or such other person as may be designated by the Company. The written notice shall be accompanied by payment of the exercise price. The exercise price may be paid: (i) in cash; (ii) by check; (iii) tendering (either actually or, if and so long as the Common Stock is registered under Section 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), by attestation) Common Stock already owned by the Optionee for at least six months (or any shorter period necessary to avoid a charge to the Company's earnings for financial reporting purposes) having a Fair Market Value on the day prior to the exercise date equal to the aggregate Option exercise price or by transferring shares of Common Stock having a Fair Market Value on the day prior to the exercise date equal to the aggregate Option exercise price to the Company's transfer agent for delivery to the Company provided that the written notice of exercise is accompanied by a written acknowledgment by the Optionee that the Optionee has instructed his broker dealer to transfer such shares and such transfer is confirmed by a letter from a broker dealer acknowledging that the Optionee has directed such broker dealer to transfer such shares; or (iv) if and so long as the Common Stock is registered under
Section 12(b) or 12(g) of the Exchange Act, delivery of a properly executed exercise notice, together with irrevocable instructions, to (A) a brokerage firm designated by the Company to deliver promptly to the Company the aggregate amount of sale or loan proceeds to pay the Option exercise price and any withholding tax obligations that may arise in connection with the exercise and
(B) the Company to deliver the certificates for such purchased shares directly to such brokerage firm, all in accordance with the regulations of the Federal Reserve Board. In addition, the exercise price for shares purchased under this Option may be paid, either singly or in combination with one or more of the alternative forms of payment authorized by this Section 3(b), by such other consideration as the Board may permit. Upon receipt of payment, the Company shall deliver to Optionee or the person exercising this Option for Optionee, an appropriate certificate or certificates for fully paid nonassessable Shares. For purposes of clause (iii), should any Optionee fail to have the number of shares required to pay the exercise price delivered to the Company's transfer agent within 90 days, this Option, with respect to the number of shares stated in the written notice, will terminate and be deemed to be forfeited by the Optionee. The certificate or certificates for the Shares as to which the Option shall be exercised shall be registered in the name of the Optionee and shall be legended as set forth in the Plan and/or as required under applicable law. This Option may not be exercised for a fraction of a share.

          (c) RESTRICTIONS ON EXERCISE. This Option may not be exercised if the issuance of the Shares upon such exercise would constitute a violation of any applicable federal or state securities laws or other laws or regulations. As a condition to the exercise of this Option, the Company may require the Optionee to make such representations and warranties to the Company as may be required by any applicable law or regulation.

          (d) NO SHAREHOLDER RIGHTS BEFORE EXERCISE AND ISSUANCE. No rights as a shareholder shall exist with respect to the Shares subject to the Option as a result of the grant of the Option. Such rights shall exist only after issuance of a stock certificate following the exercise of the Option as provided in this Agreement and the Plan.

          (e) TERMINATION OF EMPLOYMENT. In the event that the Optionee ceases to be a non-employee Director of the Company or its Subsidiary (as defined in the Plan), the exercisability of the Option is subject to the provisions of Section 7.6 of the Plan.

     4. INVESTMENT REPRESENTATIONS. In connection with the acquisition of this Option, the Optionee represents and warrants as follows:

          (a) The Optionee is acquiring this Option, and upon exercise of this Option, he will be acquiring the Shares, for investment for his own account, not as a nominee or agent, and not with a view to, or for resale in connection with, any distribution thereof.

          (b) The Optionee has a preexisting business or personal relationship with the Company or one of its directors, officers or controlling persons and by reason of his business or financial experience, has, and could be reasonably assumed to have, the capacity to evaluate the merits and risks of purchasing Common Stock of the Company and to make an informed investment decision with respect thereto and to protect Optionee's interests in connection with the acquisition of this Option and the Shares.



     5. WITHHOLDING. The Company reserves the right to withhold, in accordance with any applicable laws, from any compensation or other consideration payable to the Optionee, any taxes required to be withheld by federal, state or local law as a result of the grant or exercise of this Option or the sale or other disposition of the Shares issued upon exercise of this Option; and, if such compensation or consideration is insufficient, the Company may require Optionee to pay to the Company an amount sufficient to cover such withholding tax liability.

     6. NONTRANSFERABILITY OF OPTION. This Option may not be assigned, pledged or transferred by the Optionee other than by will or by the applicable laws of descent and distribution, and, during the Optionee's lifetime, this Option may be exercised only by the Optionee or a permitted assignee or transferee of the Optionee (as provided below). Notwithstanding the foregoing, and to the extent permitted by Section 422 of the Internal Revenue Code of 1986, as amended, the Board, in its sole discretion, may permit such assignment, transfer and exercisability and may permit the Optionee to designate a beneficiary who may exercise this Option after the Optionee's death; provided, however, that in such event this Option if so assigned or transferred shall be subject to all the same terms and conditions contained in this Stock Option Agreement.

     7.   CONTINUATION OF EMPLOYMENT.  Neither the Plan nor this Option shall
(a) confer upon the Optionee any right whatsoever to continue to serve as a non-employee Director of the Company or any Subsidiary or (b) limit or restrict in any respect the rights of the Company, which rights are hereby expressly reserved, to terminate the Optionee's service as a non-employee Director and any compensation being paid to Optionee at any time for any reason whatsoever, with or without cause, in the Company's sole discretion and with or without notice.

     8. THE PLAN. This Option is subject to, and the Company and the Optionee agree to be bound by, all the terms and conditions of the Company's Plan as such Plan may be amended from time to time in accordance with the terms thereof, provided that no such amendment shall deprive the Optionee, without his consent, of this Option or any rights hereunder. Pursuant to the Plan, the Board is authorized to adopt rules and regulations not inconsistent with the Plan as it shall deem appropriate and proper. A copy of the Plan in its present form is available for inspection at the Company's principal office during business hours by the Optionee or the persons entitled to exercise this Option.

     9. ENTIRE AGREEMENT. The terms of this Agreement and the Plan constitute the entire agreement between the Company and the Optionee with respect to the subject matter hereof and supersede any and all previous agreements between the Company and the Optionee.


                                SUCCESS BANCSHARES, INC., a Delaware
                                corporation

Dated as of:  August 25, 1999
                                By: /s/ Wilbur G. Meinen
                                -------------------------------------------
                                Name:  Wilbur G. Meinen
                                Title:  President and Chief Executive Officer



The Optionee hereby acknowledges receipt of a copy of the Plan, a copy of which is attached hereto, and represents that he has read and is familiar with the terms and provisions thereof and of this Agreement, and hereby accepts this Option subject to all of the terms and provisions thereof and of this Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under the Plan.

Dated as of: August 25, 1999
                              /s/ Norman D. Rich
                              ----------------------------
                              Signature of Optionee

                              6787 Indian Creek Rd.
                              ----------------------------
                              Address

                              Long Grove, IL    60047
                              ----------------------------
                              City State     Zip Code


     THIS OPTION AND THE SECURITIES WHICH MAY BE PURCHASED UPON EXECUTION OF THIS OPTION ARE SUBJECT TO THE RESTRICTIONS ON TRANSFERABILITY SET FORTH IN RULE 144 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, TO THE EXTENT THAT THEY ARE HELD BY AFFILIATES OF THE COMPANY.